Exhibit 10.10

ASSIGNMENT OF DEEDS OF TRUST, LINE OF CREDIT MORTGAGES, ASSIGNMENTS, SECURITY AGREEMENTS, FIXTURE FILINGS AND FINANCING STATEMENTS

BY

NGP CAPITAL RESOURCES COMPANY, as Agent,

as Assignor,

TO

CIT CAPITAL USA INC., as Successor Agent,

as Assignee,

Relating to Premises in:

Eddy County, New Mexico

Lea County, New Mexico

DATED:  As of June 26, 2009

This instrument was prepared

by and after recording should be returned to:

Vinson & Elkins, LLP

First City Tower

1001 Fannin St., Suite 2500

Houston, TX 77002

Attn: Linda Daugherty

THIS ASSIGNMENT OF DEEDS OF TRUST, LINE OF CREDIT MORTGAGES, ASSIGNMENTS, SECURITY AGREEMENTS, FIXTURE FILINGS AND FINANCING STATEMENTS (this “Assignment”), is made as of June 26, 2009, BY NGP CAPITAL RESOURCES COMPANY, a Delaware corporation, having an office at 1221 McKinney Street, Suite 2975, Houston, Texas 77002, as Agent (the “Assignor”), to and in favor of CIT CAPITAL USA INC., a Delaware corporation, having an office at 505 Fifth Avenue, 10th Floor, New York, New York 10017, as Successor Agent (as defined below) (the “Assignee”).

WHEREAS, the Assignor is currently party to that certain Amended and Restated Credit Agreement dated as of July 11, 2008 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Assignor has resigned as Administrative Agent under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement); and

WHEREAS, pursuant to that certain Resignation and Appointment of Administrative Agent Agreement, as of even date herewith, the parties to the Credit Agreement mutually agreed to ratify the appointment of Assignee as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and the Successor Agent wishes to accept such appointment.

NOW THEREFORE, for One Dollar ($1.00) and other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, bargains, sells, conveys, assigns, transfers, and endorses to Assignee, its successors and assigns, without recourse, all its right, title and interest in and to those certain deeds of trust described on Schedule A hereto (as amended, the “Deeds of Trust”; capitalized terms used but not defined herein shall have the meaning ascribed to them in the Deeds of Trust) in favor of Assignor and securing certain indebtedness described therein, which Deeds of Trust encumber that certain real property described therein.

TOGETHER WITH all of the right, title and interest of Assignor, in its capacity as Agent from time to time, in the secured indebtedness, and all of Assignor’s rights to enforce the secured indebtedness by enforcement of the Deeds of Trust and otherwise.

TO HAVE AND TO HOLD the Deeds of Trust unto Assignee and to the successors and assigns of Assignee forever.

THIS ASSIGNMENT IS MADE WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATIONS AND/OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE.

[Signature page follows.]

IN TESTIMONY WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer on the date of its respective acknowledgment, but to be effective as of the            day of June, 2009.

NGP CAPITAL RESOURCES COMPANY,
as Agent, as Assignor

By:	/s/ R. Kelly Plato

R. Kelly Plato,

Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me this          day of June, 2009 by R. Kelly Plato, Senior Vice President of NGP Capital Resources Company, a Delaware corporation, on behalf of such corporation.

Notary Public

[SEAL]

Signature Page to

Assignment of Deed of Trust

(New Mexico & Texas)

Schedule A

DESCRIPTION OF DEEDS OF TRUST

1.             Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of May 1, 2006 from Resaca Exploitation, LP for the benefit of NGP Capital Resources Company, as Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 642 Pg 1065	5/08/06
Lea County, New Mexico	Doc # 21694 Book 1441 Pg 670	05/08/06
Crane County, Texas	Doc # 0087094 Vol. 0477 Pg 219	05/06/06
Ector County, Texas	Doc # 00007413 Vol. 2028 Pg 21	05/10/06
Howard County, Texas	Doc # 00002197 Vol. 1007 Pg 154	05/08/06
Mitchell County, Texas	Vol. 719 Pg 723	05/08/06
Pecos County, Texas	Vol. 346 Pg 309	05/08/06
Winkler County, Texas	Vol. 537 Pg 661	05/08/06

2.             First Amendment to Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of July 11, 2008 from Resaca Exploitation, Inc. for the benefit of NGP Capital Resources Company, as Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 0752 Pg 0296	09/11/08
Lea County, New Mexico	Doc # 61041 Book 1600 Pg 799	09/11/08
Crane County, Texas	Vol. 498 Pg 651	09/12/08
Ector County, Texas	Vol. 2281 Pg 646	09/12/08
Howard County, Texas	Vol. 1110 Pg 642	09/11/08
Mitchell County, Texas	Vol. 746 Pg 493	09/11/08
Pecos County, Texas	Vol. 364 Pg 38	09/11/08
Winkler County, Texas	Doc # C1101	09/11/08